COMMON STOCK PURCHASE AND SALE AGREEMENT

                This Common Stock Purchase and Sale Agreement (the “Agreement”) is entered into as of this 17th day of September, 2002 by and among META Group AG, a corporation organized under the laws of Germany (the “Seller”), and the purchasers named in Exhibit A hereto (collectively, the “Purchasers”).

                NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Seller and the Purchasers, intending to be legally bound hereby, agree as follows:

1.             Agreement to Purchase and Sell.  Subject to the terms and conditions of this Agreement, the Seller shall sell to each Purchaser, and each Purchaser severally and not jointly shall purchase, at the Closing (as defined below) that number of shares of common stock, par value $.01 per share, of META Group, Inc. (the “Shares”) set forth opposite such Purchaser’s name on Exhibit A hereto for the purchase price of U.S. dollars $2.74 per share (such purchase price being equal to the average closing bid price of the common stock, par value $.01 per share, of META Group, Inc. for the five consecutive trading days ending on the day immediately preceding the date hereof) and an aggregate purchase price set forth opposite such Purchaser’s name on Exhibit A hereto (collectively, the “Purchase Price”).  The closing (the “Closing”) of the sale of the Shares by the Seller to the several Purchasers shall be held at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110 at 10:00A.M., Boston, MA, USA time, on September 17, 2002 (or such other date as mutually agreed in writing by all of the parties hereto) (the “Closing Date”).  At the Closing, the several Purchasers shall pay their respective portions of the Purchase Price by wire transfer of immediately available funds (to the wire address attached as Exhibit B hereto) or by delivery of a check payable to the Seller (or a combination thereof), and the Seller will deliver certificates representing the Shares to each Purchaser in the names and amounts set forth on Exhibit A (collectively, the “Certificates”).  There will be no conditions to the Closing.

2.             Representations and Warranties of the Purchasers.  Each Purchaser represents and warrants to the Seller, severally and not jointly, on the date hereof and as of the Closing Date, as follows:

                (a)           Investment.  Such Purchaser is acquiring his, her or its respective portion of the Shares for his, her or its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.

                (b)           Opportunity to Ask Questions; Economic Risk.  Such Purchaser realizes that the Shares will be a highly speculative investment, and Purchaser is able, without impairing his, her or its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the Shares. Such Purchaser has substantial experience in evaluating and investing in securities of companies similar to META Group, Inc., so that he, she or it is capable of evaluating the merits and risks of his, her or its investment and has the capacity to protect his, her or its own interests.  Such Purchaser must bear the economic risk of an investment in the Shares indefinitely unless a subsequent disposition thereof is registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration is available.  Such Purchaser has had the opportunity to ask questions of, and receive answers from, management of META Group, Inc. concerning the Shares.  Such Purchaser has made detailed inquiry concerning META Group, Inc. and its business and personnel; the officers of META Group, Inc. have made available to such Purchaser any and all written information that he, she or it has requested and have answered to such Purchaser’s satisfaction all inquires made by him, her or it.

                (c)           No Registration of Shares; Legend.  Such Purchaser acknowledges that the Shares to be purchased by him, her or it have not been registered under the Securities Act and cannot be resold or otherwise disposed of unless the Shares are subsequently registered under the Securities Act or unless an exemption from such registration is available.  Accordingly, each Certificate shall bear a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE, SOLD TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS UNDER SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

Such Purchaser understands that META Group, Inc. has no present intention of registering the Shares.  Such Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares, under the circumstances, in the amounts or at the times such Purchaser might propose.

                (d)           Accredited Investor Status.  Such Purchaser is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act.

                (e)           Binding Obligation.  This Agreement constitutes a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms.

             3.             Representations and Warranties of the Seller.  The Seller hereby represents and warrants to the Purchasers, on the date hereof and as of the Closing Date, as follows:

                             (a)           Corporate Existence.  The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of Germany.

                             (b)           Authorization.  The execution, delivery and performance by the Seller of this Agreement and the consummation by the Seller of the transactions contemplated hereby are within the corporate power and authority of the Seller and have been duly authorized by all necessary corporate action.  This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

                             (c)           Ownership of Shares.  Seller is the sole beneficial owner of the Shares and the Shares are free and clear of any liens or encumbrances.  Seller has good and marketable title to the Shares and the right and authority to sell, transfer, assign and/or convey the Shares to the Purchasers.

4.             Miscellaneous.

(a)           Further Acts.  Each of the parties hereto covenants and agrees upon the request of the Seller (in the case of one or more of the Purchasers) or the request of one or more of the Purchasers (in the case of the Seller), to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, powers of attorney and assurances as may be reasonably necessary or desirable to give full effect to this Agreement.

(b)           Confidentiality.  Except as may be otherwise required by law, no party to this Agreement may, without the prior written consent of each and every other party, make any public disclosure of the transactions contemplated hereby until such information becomes generally publicly available other than through a violation of this provision by any party or his, her or its agents.

(c)           Expenses; Fees.  The Seller and the Purchasers shall pay all of their own fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitations, those of any agents, advisors or finders retained by any such party.

(d)           Entire Agreement; Amendment.  Any amendment of this Agreement shall not be effective unless signed in writing by all parties hereto.  This Agreement supercedes any other agreement, whether written or oral, that may have been made or entered into by the parties hereto relating to the matters contemplated hereby, and constitutes the entire agreement by the parties.

(e)           Headings and Captions.  Headings and captions in this Agreement are for convenience only and shall not be considered a part of this Agreement.

(f)            Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

(g)           Governing Law.  This Agreement shall be construed and interpreted according to the laws of the State of Delaware, without giving effect to its principles of conflicts of laws.

(h)           Signature Pages.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one agreement.  A document signed and transmitted by facsimile machine or telecopier shall be treated as an original document and the signature of any party on such document shall be considered as an original signature.

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

SELLER:

META GROUP AG

By:	/s/ Robert Whitmore
Name: Robert Whitmore
Title: General Manager META Group AG

PURCHASERS:

ALFRED J. AND REGINA A. AMOROSO FAMILY TRUST

By:	/s/ Alfred J. Amoroso
Name: Alfred J. Amoroso
Title: Trustee for the Alfred J. Amoroso and Regina A. Amoroso Family Trust

ASHLEE R. AMOROSO TRUST

By:	: /s/ Alfred J. Amoroso
Name: Alfred J. Amoroso
Title: Trustee for the Ashlee R. Amoroso Trust

APRIL A. AMOROSO TRUST

By:	: /s/ Alfred J. Amoroso
Name: Alfred J. Amoroso
Title: Trustee for the April A. Amoroso Trust

ADAM J. AMOROSO TRUST

By:	: /s/ Alfred J. Amoroso
Name: Alfred J. Amoroso
Title: Trustee for the Adam J. Amoroso Trust

AUSTIN T. AMOROSO TRUST

By:	: /s/ Alfred J. Amoroso
Name: Alfred J. Amoroso
Title: Trustee for the Austin T. Amoroso Trust

/s/ Gayl W. Doster
Gayl W. Doster

/s/ Michael Simmons
Michael Simmons

Exhibit A

Schedule of Purchasers

Name and Address of Purchaser	No. of Shares	Purchase Price

Alfred J. and Regina A. Amoroso Family Trust c/o META Group, Inc. 208 Harbor Drive PO Box 120061 Stamford, CT 06912-0061 Tax Identification Number: ###-##-####	85,000	$232,900.00

Ashlee R. Amoroso Trust c/o META Group, Inc. 208 Harbor Drive PO Box 120061 Stamford, CT 06912-0061 Tax Identification Number: 94-6756251	10,000	$27,400.00

April A. Amoroso Trust c/o META Group, Inc. 208 Harbor Drive PO Box 120061 Stamford, CT 06912-0061 Tax Identification Number: 94-6756250	10,000	$27,400.00

Adam J. Amoroso Trust c/o META Group, Inc. 208 Harbor Drive PO Box 120061 Stamford, CT 06912-0061 Tax Identification Number: 94-6756249	10,000	$27,400.00

Austin T. Amoroso Trust c/o META Group, Inc. 208 Harbor Drive PO Box 120061 Stamford, CT 06912-0061 Tax Identification Number: 94-6756252	10,000	$27,400.00

Gayl W. Doster c/o META Group, Inc. 208 Harbor Drive PO Box 120061 Stamford, CT 06912-0061 Social Security Number: ###-##-####	10,000	$27,400.00

Michael Simmons c/o META Group, Inc. 208 Harbor Drive PO Box 120061 Stamford, CT 06912-0061 Social Security Number: ###-##-####	20,000	$54,800.00

Exhibit B

Wire Instructions

Beneficiary	Beneficiary’s Bank	Bank to Bank

Account # 155036917 META Group AG Germany	Swift BHFBDEFF700 Bank Berliner Handels-UND Frankfurter Bank Max-Joseph Stasse 6 Munich 2, Germany 8000	/ACC/BankCode: 702 202 00